SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: April 28, 2004
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(Date of earliest event reported)


                   Banc of America Commercial Mortgage Inc.
            (as depositor under the Pooling and Servicing Agreement,
                           dated as of April 1, 2004,
           relating to the Banc of America Commercial Mortgage Inc.
           Commercial Mortgage Pass-Through Certificates, Series 2004-2)
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            (Exact name of registrant as specified in its charter)

         Delaware                  333-89322-05               56-1950039
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)





214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina       28255
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         (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (704) 386-2400

Item 5. Other Events.

            Attached as Exhibit 4 is the Pooling and Servicing Agreement dated as of April 1, 2004 (the "Pooling and Servicing Agreement"), by and among Banc of America Commercial Mortgage Inc. (the "Company"), as depositor, Bank of America, N.A., as master servicer, Midland Loan Services, Inc., as special servicer, LaSalle Bank National Association, as trustee and REMIC administrator and ABN AMRO Bank N.V, as fiscal agent. The Pooling and Servicing Agreement governs the Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2004-2 (the "Certificates"), including the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class XP, Class B, Class C, Class D and Class E Certificates (the "Publicly Offered Certificates"), which were issued on April 1, 2004 with an aggregate principal balance as of April 1, 2004 of $1,051,930,069. The Publicly Offered Certificates were sold to Banc of America Securities LLC ("BAS"), Bear, Stearns & Co. Inc. ("Bear"), Goldman, Sachs & Co. ("Goldman Sachs") and Wachovia Capital Markets, LLC ("Wachovia") pursuant to an Underwriting Agreement, dated April 1, 2004, among BAS, Bear, Goldman Sachs and Wachovia, as underwriters, and the Company.

            Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham & Taft LLP, special tax counsel to the Company, regarding tax matters (the "Tax Matters Opinion"), provided in connection with the issuance of the Certificates.

            Attached as Exhibit 99.1 is the Mortgage Loan Purchase and Sale Agreement dated as of April 14, 2004, by and between Bank of America, N.A. ("Bank of America") and the Company (the "Bank of America Mortgage Loan Purchase and Sale Agreement").

            Attached as Exhibit 99.2 is the Mortgage Loan Purchase and Sale Agreement dated as of April 14, 2004, by and between Bear Stearns Commercial Mortgage, Inc. ("BSCMI") and the Company (the "BSCMI Mortgage Loan Purchase and Sale Agreement").

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit 4     Pooling and Servicing Agreement

Exhibit 8     Tax Matters Opinion

Exhibit 99.1  Bank of America Mortgage Loan Purchase and Sale Agreement

Exhibit 99.2  BSCMI Mortgage Loan Purchase and Sale Agreement

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   BANC OF AMERICA COMMERCIAL MORTGAGE INC.


                                   By: /s/ Manish Parwani
                                      ------------------------------------------
                                      Name:  Manish Parwani
                                      Title: Vice President

Date: April 28, 2004

                                  Exhibit Index

Item 601(a) of Regulation                                         Paper (P) or
     S-K Exhibit No.           Description                        Electronic (E)
---------------------------    -----------                        --------------

             4                 Pooling and Servicing Agreement              E

             8                 Tax Matters Opinion                          E

           99.1                Bank of America Mortgage Loan                E
                                  Purchase and Sale Agreement

           99.2                BSCMI Mortgage Loan Purchase and             E
                                  Sale Agreement